UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

July 10, 2008

Jamba, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32552	20-2122262
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6475 Christie Avenue, Suite 150, Emeryville, California 94608

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(510) 596-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

a) Dismissal of Deloitte & Touche LLP

(i) On July 10, 2008, Jamba, Inc. (the “Company”) dismissed Deloitte & Touche LLP (“D&T”) as the Company’s independent registered public accounting firm.

(ii) The audit reports of D&T on the consolidated financial statements of the Company as of and for the years ended January 1, 2008 and January 9, 2007 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph relating to the adoption of Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes.

(iii) The Audit Committee of the Board of Directors of the Company recommended and approved the decision to change independent registered public accounting firms.

(iv) During the Company’s two most recent fiscal years ended January 1, 2008 and January 9, 2007 and from January 2, 2008 through July 10, 2008, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to D&T’s satisfaction, would have caused D&T to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods.

(v) During the Company’s two most recent fiscal years ended January 1, 2008 and January 9, 2007 and from January 2, 2008 through July 10, 2008, there were no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)), except that as of the end of fiscal 2006 (year ended January 9, 2007), the Company’s disclosure controls and procedures were not effective due to the existence of a material weakness related to the accounting for large, complex, non routine transactions, as more fully described in the Company’s Annual Report on Form 10-K for the year ended January 9, 2007. As of the end of fiscal 2007 (year ended January 1, 2008) management concluded that the Company’s internal control over financial reporting was effective.

(vi) The Company has provided D&T with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”). The Company requested D&T to furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements, as required by Item 304(a)(3) of Regulation S-K. Such letter is filed as Exhibit 16.1.

(b) Engagement of KPMG LLP

On July 10, 2008, the Audit Committee of the Company’s Board of Directors agreed to engage KPMG LLP (“KPMG”) as its independent registered public accounting firm to audit the Company’s financial statements and internal control over financial reporting for the fiscal year ending December 30, 2008. KPMG completed its acceptance procedures on July 14, 2008.

The Company did not, nor did anyone on its behalf, consult KPMG during the Company’s two most recent fiscal years and any subsequent interim period prior to the Company’s engagement of that firm regarding the application of accounting principles to a specified transaction (completed or proposed), the type of audit opinion that might be rendered on the Company’s financial statements, any matter being the subject of disagreement or “reportable event” or any other matter as defined in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter regarding change in certifying accountant from Deloitte & Touche LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMBA, INC.

Date: July 15, 2008	By:	/s/ Donald D. Breen
	Name:	Donald D. Breen
	Title:	Senior Vice President, Chief Financial Officer